FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 16, 2003

(Date of report)

NATIONAL PROCESSING, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-11905	61-1303983

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1231 Durrett Lane, Louisville, Kentucky 40213

(Address of principal executive offices) (Zip Code)

(502) 315-2000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)
Signatures
EX-99.1 Press Release

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

(a)	FINANCIAL STATEMENT OF BUSINESS ACQUIRED: None

(b)	PRO FORMA FINANCIAL INFORMATION: None

(c)	EXHIBITS:

99.1 News Release, dated July 16, 2003

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)

On July 16, 2003, the Registrant issued a News Release reporting earnings for the quarter and six months ended June 30, 2003.

Reference is made to the News Release, dated July 16, 2003, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Form 8-K is disclosed pursuant to Item 12 of Form 8-K. It is being furnished under Item 9 of Form 8-K in accordance with the guidance issued by the SEC in Release No. 33-8216.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PROCESSING, INC. (Registrant)

By: /s/ Carlton E. Langer Name: Carlton E. Langer Title: Secretary

Dated: July 16, 2003